7. Intangible Assets (Annual)	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
7. Intangible Assets (Annual)

7. Intangible Assets

Intangible assets consist of the following:

	September 30, 2022			December 31, 2021
	Cost	Accumulated amortization	Net book value	Net book value
Betting platform software	$6,149,537	$(1,711,119)	$4,438,418	$4,745,895
Licenses	959,804	(948,171)	11,633	3,413
Location contracts	1,000,000	(1,000,000)	—	—
Customer relationships	8,145,927	(955,865)	7,190,062	7,538,533
Trademarks	1,536,586	(236,342)	1,300,244	1,413,887
Non-compete agreements	2,096,000	(633,167)	1,462,833	1,855,833
Websites	40,000	(40,000)	—	—
	$19,927,854	$(5,524,664)	$14,403,190	$15,557,561

The Company evaluates intangible assets for impairment on an annual basis during the last month of each year and at an interim date if indications of impairment exist. Intangible asset impairment is determined by comparing the fair value of the asset to its carrying amount with an impairment being recognized only when the fair value is less than carrying value and the impairment is deemed to be permanent in nature.

The Company recorded $1,162,438 and $722,843 in amortization expense for finite-lived assets for the nine months ended September 30, 2022 and 2021, respectively.

Licenses obtained by the Company in the acquisitions of Multigioco and Rifa include a Gioco a Distanza (“GAD”) online license as well as a Bersani and Monti land-based licenses issued by the Italian gaming regulator to Multigioco and Rifa, respectively as well as an Austrian Bookmaker License through the acquisition of Ulisse, which has subsequently being impaired to $0.

The estimated amortization expense for all intangibles over the next five year period is as follows:

Amount

Remainder of 2022	$390,245
2023	1,555,010
2024	1,551,154
2025	1,308,599
2026	1,024,767
Total estimated amortization expense	$5,829,775

7. Intangible Assets

Licenses obtained by the Company in the acquisitions of Multigioco and Rifa include a Gioco a Distanza (“GAD”) online license as well as a Bersani and Monti land-based licenses issued by the Italian gaming regulator to Multigioco and Rifa, respectively, as well as an Austrian Bookmaker License through the acquisition of Ulisse.

Intangible assets consist of the following:

	December 31, 2021				December 31, 2020
	Cost	Impairment charge	Accumulated amortization	Net book value	Net book value
Betting platform software	$6,149,537	$—	$(1,403,642)	$4,745,895	$4,673,314
Licenses	5,794,966	(4,827,914)	(963,639)	3,413	4,917,733
Location contracts	1,000,000	—	(1,000,000)	—	88,455
Customer relationships	8,145,927	—	(607,394)	7,538,533	509,237
Trademarks	1,537,817	—	(123,930)	1,413,887	68,843
Non-compete agreement	2,096,000	—	(240,167)	1,855,833	—
Websites	40,000	—	(40,000)	—	—
	$24,764,247	$(4,827,914)	$(4,378,772)	$15,557,561	$10,257,582

The Company recorded $1,120,757 and $703,191 in amortization expense for finite-lived assets for the year ended December 31, 2021 and 2020, respectively, and an impairment provision of $4,827,914 and $4,900,000 against indefinite lived licenses.

The estimated amortization expense over the next five-year period is as follows:

Amount
2021	$1,552,219
2022	1,548,806
2023	1,548,806
2024	1,308,640
2025	1,024,805
Total estimated amortization expense	$6,983,276

The Company evaluates intangible assets for impairment on an annual basis during the last month of each year and at an interim date if indications of impairment exist. Intangible asset impairment is determined by comparing the fair value of the asset to its carrying amount with an impairment being recognized only when the fair value is less than carrying value and the impairment is deemed to be permanent in nature.

In assessing the impairment of indefinite lived licenses, the Company first performed a qualitative impairment test to determine if any impairment indicators were present, impairment indicators were noted for indefinite life intangibles assets in the Ulisse operation.

The impairment process used was as follows:

•	based on qualitative impairment indicators bring present;
•	the Company utilized management’s December 2022 annual operational budget cash flows for the 2022 year together with forecasted cash flows for the next four-year period ending in 2026;
•	the budgeted and forecasted cash flows were adjusted for taxation at the Company’s current effective tax rate;
•	working capital cash flow movements were estimated for the budget and the forecast period using historical experience;
•	property and equipment cash flow additions for the budget and forecast period were estimated using historical experience and known cash flows;
•	net cash flow as determined by the above, were forecast in perpetuity by using the forecast growth rate and the Company’s estimated Weighted Average Cost of Capital (“WACC”);
•	The forecast future cash flows were discounted back to present value using the WACC;
•	WACC was determined by comparing the Company’s beta to that of certain peer companies and determining what a reasonable WACC was compared to our calculated internal WACC, we determined that due to recent volatility in the Company’s common stock price that a reasonable peer WACC is 14.75%.

The COVID-19 pandemic has resulted in the closure of our land-based operations in the Italian market for an extended period of time and as the pandemic evolved and the markets in which the Company operated continued to experience resurgences of the virus, we remain uncertain as to the long-term impact on the Company’s land-based operations. As such, the Company has made a strategic decision to transfer its Ulisse customer relationships in Italy to Multigioco ahead of license renewals which are expected to take place within the next one to two years. The combined Multigioco and Ulisse business under the Multigioco entity, which is an Italian based operator, substantially increases the Company’s market share in Italy, and may improve the possibility of renewing our Italian licenses. Ulisse is based in Austria and during the fourth quarter of 2021, management decided to apply its limited resources and concentrate all of its efforts on developing the US and North American markets, thereby deciding to allow the Austrian bookmaking license to lapse by not renewing the cash deposits required to retain the license. The license under which Ulisse operated in Italy, was not transferable to Multigioco and accordingly, based on a quantitative impairment analysis, an impairment charge of the remaining carrying value of the license of $4,827,914 is considered appropriate.

The Company believes that the remaining carrying amounts of its intangible assets are recoverable. However, if adverse events were to occur or circumstances were to change indicating that the carrying amount of such assets may not be fully recoverable, the assets would be reviewed for impairment and the assets may be further impaired.